UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number: 811-08128

Name of Fund: Stewart W P & Co Growth Fund Inc

Fund Address: 527 Madison Avenue
              New York, New York 10022

Name and address of agent for service: W.P. Stewart & Co., Inc.
                                       527 Madison Avenue
                                       New York, New York 10022
                                       Attention: Michael W. Stamm

Registrant's telephone number, including area code: (212) 750-8585

Date of fiscal year end: December 31

Date of reporting period: 01/01/03 - 06/30/03

Item 1 - Attach shareholder report

W.P. STEWART & CO. GROWTH FUND, INC.


SEMI-ANNUAL REPORT
(UNAUDITED)

JUNE 30, 2003

W.P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 2003

MANAGEMENT COMMENTS

During the first half of 2003, your Fund's net asset value per share increased by 7.20% from $150.08 on December 31, 2002 to $160.89 on June 30, 2003. This
compares to an increase of 11.8% for the S&P 500 Index.

It is somewhat surprising that despite a three-year bear market, investors appear to have been quick to return to companies with little or no current earnings. Developments over the last several months support a stronger economy going forward, and perhaps in the near term investors are focusing on stocks that endured the most significant declines over the past three years, expecting them to be the strongest performers in a recovery.

Declining oil and gasoline prices, a fiscal stimulus package encompassing income, dividend, and capital gains tax reductions, and record low interest rates all foreshadow a second half recovery. The question becomes the magnitude and sustainability of this rebound. For investors allocating capital to higher risk areas, such as technology, which have done well since the market bottom, a robust economy is required. Conversely, moderate economic growth is fine for the companies in your Fund's portfolio. Looking at the global landscape beyond this year, this appears to be the most plausible outcome.

LONG-TERM VIEW

Consider that at some point, interest rates should trend up as investors refrain from "miserly" returns. As one of our colleagues says "... what rational investor would lock up their money for five to 10 years in US Treasurys merely to get a 2%-3% pretax return?" While we don't foresee a huge jump in interest rates, a moderate rise seems plausible. This increases the cost of capital and places some pressure on corporate balance sheets.

Furthermore, many countries outside the United States face significant hurdles to economic growth. Strict labor laws and an aging workforce impact Europe, while Japan continues to struggle with excess capacity. China's growing importance as a manufacturing center is placing enormous pressure on pricing for goods around the world. Taken together these factors suggest modest global economic growth characterized by limited pricing power.

Lastly, as we have written in the past, a more turbulent geopolitical environment, relative to the one we faced in the 1990s, brings with it incremental costs, tempering growth.

In sum, these factors argue for a slow growing, low inflation environment. Such an environment is a challenging one for corporate profits and is consistent with moderate profit growth for S&P 500 companies. Investors that have patronized the more cyclical companies seem to be expecting substantially more profit growth than this.

Conversely, in this environment, we believe the companies in your Fund's portfolio can continue to deliver solid earnings growth, more or less maintaining the real growth rate they've generated over the past decade or more. We are pleased to see so many of our companies growing their top lines in tough economic times by taking market share from their competitors. They were able to do so because of the superior nature of their products, their products' excellent price/value relationship, and their superior service. Some examples of these companies are State Street, Sysco, Dell, Anheuser-Busch, First Data and Wal-Mart.

In conclusion, we believe your Fund's portfolio of high-quality growth stocks is well positioned to achieve our long-term investment goal of delivering above average returns while taking below average risk. Stepping back, it is impressive how well our economy held up despite numerous "body blows" suffered over the past three years, including a bear market, terrorist attacks, two wars, and corporate malfeasance. This resilience helps foster confidence in the future.

Peter H. Jennison
President
New York, NY
July 11, 2003

W.P. Stewart & Co., Inc.
Investment Adviser

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)

        NAME OF ISSUER                                             FAIR
      AND TITLE OF ISSUE                               SHARES      VALUE
----------------------------------------------------------------------------
COMMON STOCKS - 97.6%

BANKS - 1.3%
    Northern Trust Corporation                         21,200  $     885,948
                                                               -------------

COMPUTERS & BUSINESS EQUIPMENT - 5.1%
    Dell Inc. (a)                                     109,300      3,493,228
                                                               -------------

DATA PROCESSING SERVICES - 9.9%
    Automatic Data Processing, Inc.                    18,888        639,548
    First Data Corporation                            148,340      6,147,210
                                                               -------------
                                                                   6,786,758
                                                               -------------

DISTRIBUTION SERVICES - 5.9%
    Sysco Corporation                                 134,600      4,043,384
                                                               -------------

DRUGS & HEALTH CARE - 9.8%
    Amgen Inc. (a)                                      6,400        425,216
    Forest Laboratories, Inc. (a)                      35,100      1,921,725
    Johnson & Johnson                                  76,600      3,960,220
    Merck & Co., Inc.                                   7,385        447,162
                                                               -------------
                                                                   6,754,323
                                                               -------------

DRUG STORES - 4.1%
    Walgreen Company                                   93,850      2,824,885
                                                               -------------

FINANCE & BANKING - 3.6%
    State Street Corporation                           62,981      2,481,451
                                                               -------------

FOOD & BEVERAGES - 21.3%
    Anheuser-Busch Companies, Inc.                     66,745      3,407,332
    Coca Cola Company                                  98,570      4,574,634
    Kellogg Company                                    95,590      3,285,428
    W.M. Wrigley Jr. Company                           58,900      3,311,947
                                                               -------------
                                                                  14,579,341
                                                               -------------

HOTELS & RESTAURANTS - 1.6%
    Marriott International, Inc., Class A              28,300      1,087,286
                                                               -------------

LINEN SUPPLY & RELATED ITEMS - 0.4%
    Cintas Corporation                                  7,900        279,976
                                                               -------------

MEDICAL INSTRUMENTS & SUPPLIES - 3.8%
    Medtronic, Inc.                                    35,710      1,713,009
    Stryker Corporation                                12,825        889,670
                                                               -------------
                                                                   2,602,679
                                                               -------------

The accompanying notes are an integral part of these financial statements.

        NAME OF ISSUER                                             FAIR
      AND TITLE OF ISSUE                               SHARES      VALUE
----------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

MULTIMEDIA - 8.2%
    The New York Times Company, Class A                61,460  $   2,796,430
    Viacom Inc., Class B                               64,175      2,801,880
                                                               -------------
                                                                   5,598,310
                                                               -------------

RETAIL - 15.1%
    Costco Wholesale Corporation (a)                   27,900      1,021,140
    Home Depot, Inc.                                   93,245      3,088,274
    Starbucks Corporation (a)                          50,875      1,247,455
    Target Corporation                                114,600      4,336,464
    Wal-Mart Stores, Inc.                              13,100        703,077
                                                               -------------
                                                                  10,396,410
                                                               -------------

SOFTWARE - 5.2%
    Microsoft Corporation                             140,236      3,591,444
                                                               -------------

WIRELESS COMMUNICATIONS - 2.3%
    Qualcomm Inc.                                      44,100      1,576,575
                                                               -------------

TOTAL COMMON STOCKS - (Cost $61,942,129)                          66,981,998
                                                               -------------

TOTAL INVESTMENTS - (Cost $61,942,129) - 97.6%                    66,981,998
OTHER ASSETS LESS LIABILITIES - 2.4%                               1,625,259
                                                               -------------
NET ASSETS - 100.0%                                            $  68,607,257
                                                               =============

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS:
Investments in securities, at fair value (cost $61,942,129)             $  66,981,998
Cash                                                                        2,516,382
Dividends receivable                                                           46,182
Other assets                                                                   23,738
                                                                        -------------
   Total Assets                                                            69,568,300
                                                                        -------------

LIABILITIES:
Payable for investments purchased                                             707,546
Advisory fee payable                                                          240,083
Payable for Fund shares purchased                                               6,003
Other accrued expenses                                                          7,411
                                                                        -------------
   Total Liabilities                                                          961,043
                                                                        -------------
NET ASSETS                                                              $  68,607,257
                                                                        =============
NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
  authorized, 426,411 shares issued and outstanding)                    $         427
Capital paid in excess of par                                              67,381,241
Undistributed net investment loss                                            (257,841)
Accumulated realized loss on investments - net                             (3,556,439)
Unrealized appreciation on investments - net                                5,039,869
                                                                        -------------
NET ASSETS                                                              $  68,607,257
                                                                        =============
Net asset value per share                                               $      160.89
                                                                        =============
Redemption price per share                                              $      160.09
                                                                        =============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                               $     296,787
Interest and other                                                             27,006
                                                                        -------------
  Total investment income                                                     323,793
                                                                        -------------

EXPENSES:
Investment advisory fees                                                      446,349
Administrative fees                                                            32,481
Custodian fees                                                                 25,817
Transfer agent fees                                                            17,658
Registration fees                                                              17,280
Printing fees                                                                  15,219
Directors fees                                                                  9,972
Insurance fees                                                                  7,123
Miscellaneous fees                                                              9,735
                                                                        -------------
  Total expenses                                                              581,634
                                                                        -------------

Net investment loss                                                          (257,841)
                                                                        -------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments                                             (781,613)
Net change in unrealized appreciation/(depreciation) on investments         5,501,925
                                                                        -------------
Net realized and unrealized gain on investments                             4,720,312
                                                                        -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $   4,462,471
                                                                        =============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               JUNE 30, 2003     DECEMBER 31,
                                                                (UNAUDITED)         2002
                                                              ----------------   ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                           $       (257,841)  $   (546,687)
Net realized loss on investments                                      (781,613)    (2,586,887)
Net change in unrealized appreciation/(depreciation)
 on investments                                                      5,501,925     (7,303,487)
                                                              ----------------   ------------
  Net increase/(decrease) in net assets resulting
   from operations                                                   4,462,471    (10,437,061)
                                                              ----------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments                                             -       (319,940)
                                                              ----------------   ------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                           12,758,222      8,530,364
Shares issued to shareholders in reinvestment
 of distributions                                                            -        309,060
Cost of redemptions                                                 (4,659,691)    (3,256,208)
                                                              ----------------   ------------
  Net increase in net assets from Fund
   share transactions                                                8,098,531      5,583,216
                                                              ----------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS                               12,561,002     (5,173,785)

NET ASSETS:
Beginning of period                                                 56,046,255     61,220,040
                                                              ----------------   ------------
End of period                                                 $     68,607,257   $ 56,046,255
                                                              ================   ============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                   FOR THE             FOR THE          FOR THE
                                                 SIX MONTHS             YEAR             YEAR
                                                    ENDED               ENDED            ENDED
                                                JUNE 30, 2003        DECEMBER 31,     DECEMBER 31,
                                                 (UNAUDITED)             2002            2001
                                                -------------        ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period                            $      150.08        $     180.73     $     207.95
                                                -------------        ------------     ------------
Net investment loss                                     (0.60)              (1.46)           (2.07)
Net realized and unrealized
 gain/(loss) on investments                             11.41              (28.27)          (25.09)
                                                -------------        ------------     ------------
Net increase/(decrease)
 from investment operations                             10.81              (29.73)          (27.16)
Distributions to shareholders
 from net realized gains
 on investments                                          0.00               (0.92)           (0.06)
                                                -------------        ------------     ------------
Net asset value, end of period                  $      160.89        $     150.08     $     180.73
                                                =============        ============     ============

TOTAL INVESTMENT RETURN (a)                              7.20%             (16.46)%         (13.06)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to
 average net assets                                      1.95%(b)            1.97%            1.94%
Ratio of net investment loss
 to average net assets                                  (0.87)%(b)          (0.94)%          (1.11)%
Portfolio turnover                                         18%                 40%              69%
Net assets, end of period
 (in thousands)                                 $      68,607        $     56,046     $     61,220

----------
(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b) Annualized.

The table above reflects the unaudited operating performance for the six months ended June 30, 2003 and the audited operating performance for the years ended December 31, 2002 and 2001, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

                                                   FOR THE             FOR THE          FOR THE
                                                    YEAR                 YEAR            YEAR
                                                    ENDED                ENDED           ENDED
                                                 DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
                                                    2000                 1999            1998
                                                -------------        ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period                            $      218.96        $     213.59     $     168.71
                                                -------------        ------------     ------------
Net investment loss                                     (2.74)              (2.03)           (2.21)
Net realized and unrealized
 (loss)/gain on investments                             (1.82)              20.40            57.80
                                                -------------        ------------     ------------
Net (decrease)/increase
 from investment operations                             (4.56)              18.37            55.59
Distributions to shareholders
 from net realized gains
 on investments                                         (6.45)             (13.00)          (10.71)
                                                -------------        ------------     ------------
Net asset value, end of period                  $      207.95        $     218.96     $     213.59
                                                =============        ============     ============

TOTAL INVESTMENT RETURN (a)                             (2.24)%              8.76%           33.30%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to
 average net assets                                      1.83%               1.90%            1.94%
Ratio of net investment loss
 to average net assets                                  (1.23)%             (1.10)%          (1.26)%
Portfolio turnover                                         43%                 32%              34%
Net assets, end of period
 (in thousands)                                 $      69,848        $     75,311     $     50,650

----------
(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

1. ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. Prior to April 30, 2003, the redemption fee was 0.50%. Thereafter, the redemption fee is 0.50% of gross redemption proceeds for shares redeemed within six months of the date of purchase. The Fund has agreed to waive such redemption fee in certain circumstances.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a "Business Day").

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund's Valuation Committee.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

3. DISTRIBUTIONS TO SHAREHOLDERS
As of June 30, 2003, unrealized appreciation and depreciation for Federal income tax purposes was $5,790,792 and $750,923, respectively. The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $61,942,129. The Fund's net capital loss deferrals for 2002 can be carried forward to future years to offset future net realized capital gains through 2010.

For the six months ended June 30, 2003, the Fund did not make any distributions to shareholders. During the year ended December 31, 2002, the Fund paid long term capital gain distributions of $319,940 representing $0.919481 per share.

The tax character of distributions paid during 2002 was as follows:

          DISTRIBUTIONS PAID FROM:
            Ordinary income                                     $       0
            Long-term capital gain                                319,940
                                                                ---------
                                                                  319,940
            Return of capital                                           0
                                                                ---------
                                                                $ 319,940
                                                                =========

As of December 31, 2002, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

          Undistributed ordinary income                      $          0
          Undistributed long-term gain                                  0
          Unrealized depreciation                                (710,945)
          Loss deferrals and carry forwards                    (2,525,938)
                                                             ------------
                                                             $ (3,236,883)
                                                             ============

4. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $114,958 for the six months ended June 30, 2003.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2003, the Adviser's affiliate earned $61,420 in commissions as broker on trades of portfolio securities.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund's shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the six months ended June 30, 2003, these fees and expenses borne by the Adviser amounted to $9,075.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). For the six months ended June 30, 2003, the Fund has paid a total of $9,972 to the Independent Directors for their services.

5. ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6. BANK LOAN
On April 29, 2003, the Fund obtained an unsecured revolving line of credit (the "Facility") from State Street Bank and Trust Company (the "Bank") pursuant to which it can borrow up to the lesser of (a) $5 million and (b) 10% of the Fund's net assets. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank's overnight federal funds rate as determined by the Bank plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the six months ended June 30, 2003, the Fund did not borrow under the Facility agreement.

7. INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2003 were $18,167,160 and $10,204,342, respectively.

8. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2003 and the year ended December 31, 2002, transactions in shares were as follows:

                       SIX MONTHS ENDED                YEAR ENDED
                        JUNE  30, 2003             DECEMBER  31, 2002

                    SHARES        AMOUNT         SHARES         AMOUNT
                   --------    -------------    --------     ------------
Sold                 84,115    $  12,758,222      51,755     $  8,530,364

Reinvested                0                0       2,016          309,060

Redeemed            (31,147)      (4,659,691)    (19,068)      (3,256,208)
                   --------    -------------    --------     ------------

Net increase         52,968    $   8,098,531      34,703     $  5,583,216
                   ========    =============    ========     ============

9. BENEFICIAL INTEREST
At June 30, 2003, no shareholder owned more than 5% of the Fund's outstanding shares.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY 10022

DIRECTORS AND OFFICERS
Peter H. Jennison             President
John C. Russell               Vice President and Director
Marilyn G. Breslow            Director
Norman H. Brown, Jr.          Director
Thomas R. LeViness            Director
Joseph M. Santarella          Director
William F. Waters             Director
Donald M. Young               Director
Susan G. Leber                Treasurer and Principal Financial Officer
Michael W. Stamm              Secretary
Alison A. Proshan             Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY 10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

INDEPENDENT AUDITORS
Weiser LLP
135 West 50th Street
New York, NY 10020

LEGAL COUNSEL
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request. N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003).

Item 4 -  Disclose annually only (not answered until December 15, 2003)

          (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

          (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

          (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

          (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

          (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

          (e) (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

          (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

          If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A.

          (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement).)

Item 6 -  Reserved.

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -  Reserved.

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         W.P. Stewart & Co. Growth Fund, Inc.

         By: /s/ Peter H. Jennison
            ------------------------
            Peter H. Jennison,
            President of
            W.P. Stewart & Co. Growth Fund, Inc.

         Date: September 8, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By: /s/ Peter H. Jennison
             -----------------------
             Peter H. Jennison,
             President of
             W.P. Stewart & Co. Growth Fund, Inc.

         Date: September 8, 2003

         By: /s/ Susan G. Leber
             -----------------------
             Susan G. Leber,
             Principal Financial Officer and Treasurer of
             W.P. Stewart & Co. Growth Fund, Inc.

         Date: September 8, 2003

         Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.